SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

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                                FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  June 5, 1998



                         BERG ELECTRONICS CORP.
           (Exact name of Registrant as specified in charter)




         Delaware                    1-14080                   75-2451903
(State or other jurisdiction (Commission File Number)       (I.R.S. Employer
     of incorporation)                                     Identification No.)





            101 South Hanley Road                       63105
             St. Louis, Missouri                      (Zip code)
   (Address of principal executive offices)




   Registrant's telephone number, including area code:  (314) 726-1323

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ITEM 5.     Other Events.

            On June 5, 1998, Berg Electronics Corp., a Delaware corporation (the "Company"), issued a press release announcing its adoption of a stock repurchase program enabling the Company to repurchase up to $50 million in aggregate value of the Company's outstanding shares of Common Stock in open market and/or privately negotiated transactions.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits.

                  Exhibit 99.1 - Press Release, dated June 5, 1998, announcing adoption of stock repurchase program.



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                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BERG ELECTRONICS CORP.
                              (Registrant)



Date: June 16, 1998           By:  /s/ Joseph S. Catanzaro
                                 -----------------------------------------------
                                  Joseph S. Catanzaro
                                  Chief Accounting Officer





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                              EXHIBIT INDEX
    Exhibit

      99.1  -    Press Release, dated June 5, 1998, announcing adoption of stock repurchase program.